Summary Prospectus May 1, 2011


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS STRATEGIC INCOME VIP






CLASS    A

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information and other information about the fund online at www.dws-investments.com/vipros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling
(800) 728-3337 or by contacting your insurance company. The prospectus and Statement of Additional Information, both dated May 1, 2011, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks a high current return.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                               A
                                      ----------
Management fee                            0.55
-------------------------------------     ----
Distribution/service
(12b-1) fees                             None
-------------------------------------    -----
Other expenses                            0.40
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.95
-------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $97          $303       $525    $1,166
---  ---          ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but can affect the fund's performance.


Portfolio turnover rate for fiscal year 2010: 167%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests mainly in bonds issued by both US and foreign corporations and governments. The credit quality of the fund's investments may vary; the fund may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in foreign bonds. The fund may also invest in emerging markets securities and dividend-paying common stocks.


MANAGEMENT PROCESS. In deciding which types of securities to buy and sell, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, portfolio management considers how they are structured and uses independent analysis of issuers' creditworthiness.


Portfolio management may shift the allocations of the fund's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented in the fund's holdings.


GLOBAL TACTICAL ASSET ALLOCATION OVERLAY STRATEGY (GTAA). In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a GTAA overlay strategy. This strategy attempts to take advantage of inefficiencies within global equity, bond and currency markets. The strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The strategy primarily uses exchange-traded futures contracts and over-the-counter forward currency contracts.

DERIVATIVES. Outside of the GTAA strategy, portfolio management generally may use futures contracts, interest rate swaps and total return swaps, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes). In addition, portfolio management generally may use (i) credit default swaps to increase the fund's income, to gain exposure to a bond issuer's credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund's portfolio; (ii) options on securities and indices to enhance potential gain and options on interest rate swaps for duration management; or (iii) forward currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


GTAA RISK. The success of the GTAA strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the GTAA strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



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                                                        DWS Strategic Income VIP


                                                  SUMMARY PROSPECTUS May 1, 2011

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)




[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]








  2001      2002       2003      2004      2005      2006       2007     2008       2009     2010
  5.23      11.30      7.85      8.60      2.38      8.98      5.43       -7.75     22.73    10.05




Best Quarter: 9.43%, Q2 2009         Worst Quarter: -5.06%, Q3 2008
Year-to-Date as of 3/31/2011: 2.42%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2010 expressed as a %)


                                  CLASS           1          5         10
                              INCEPTION        YEAR      YEARS      YEARS
                            -----------  ----------  ---------  ---------
CLASS A                      5/1/1997        10.05       7.44       7.23
--------------------------   --------        -----       ----       ----
BARCLAYS CAPITAL US
GOVERNMENT/CREDIT
INDEX (reflects no deduc-
tion for fees, expenses
or taxes)                                     6.59       5.56       5.83
--------------------------  --------         -----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

GARY RUSSELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.


WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.


JOHN D. RYAN, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2010.



OHN CHOE, CFA, ASSISTANT VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2011.


DARWEI KUNG, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2011.


SUBADVISOR

QS Investors, LLC (QS Investors)


PORTFOLIO MANAGER(S)

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2007.


THOMAS PICCIOCHI, HEAD OF GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2007.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



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                                                        DWS Strategic Income VIP


                                                  SUMMARY PROSPECTUS May 1, 2011

PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its related companies may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recom mend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


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                                                        DWS Strategic Income VIP
                                        SUMMARY PROSPECTUS May 1, 2011 2A-SI-SUM